Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of  CHINA inSURE HOLDINGS, INC., for the quarter ended March 31, 2011, I, Hua Zhang, President and Chief Executive Officer of CHINA inSURE HOLDINGS, INC. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.    Such quarterly Report on Form 10-Q for the quarter ended March 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such quarterly Report on Form 10-Q for the quarter ended March 31, 2011, fairly represents in all material respects, the financial condition and results of operations of CHINA inSURE HOLDINGS, INC

Date: May 23, 2011	By:	/s/ Hua Zhang
Hua Zhang
President and Chief Executive Officer
(Principal Executive Officer)
(Principal Financial Officer)